EXHIBIT 32

               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

     The undersigned, Gregory J. Kreis, is the President and Chief Executive Officer of Bridge Street Financial, Inc. (the "Company").

     This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (the "Report").

     By execution of this statement, I certify that:

          A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)), and

          B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended. A signed original of this statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                    By: /S/ GREGORY J. KREIS
                                        ----------------------------------------


Date:  May 11, 2006                     Gregory J. Kreis

                                        President and Chief Executive Officer



               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

     The undersigned, Eugene R. Sunderhaft, is the Senior Vice President and Chief Financial Officer of Bridge Street Financial, Inc. (the "Company").

     This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (the "Report").

     By execution of this statement, I certify that:

          A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

          B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended. A signed original of this statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



Date:  May 11, 2006                    By: /S/ EUGENE R. SUNDERHAFT
                                           ------------------------
                                           Eugene R. Sunderhaft
                                           Senior Vice President and Chief
                                           Financial Officer